CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of China Digital Communication Group on Form 10-QSB for the nine-month period ended September, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Yi Bo Sun, Chief Executive Officer and a director of China Digital Communication Group, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



November 1, 2004                    /s/ Yi Bo Sun
                                    ----------------------------------------
                                    Yi Bo Sun
                                    Chief Executive Officer


                                       13